UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 12, 2026
BEST BUY CO., INC.
(Exact name of registrant as specified in its charter)

Minnesota	1-9595	41-0907483
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7601 Penn Avenue South
Richfield, Minnesota	55423
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (612) 291-1000
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of exchange on which registered
Common Stock, $0.10 par value per share	BBY	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On June 12, 2026, Best Buy Co., Inc. (the “registrant”) held its Regular Meeting of Shareholders (the “Meeting”). At the close of business on April 13, 2026, the record date for the determination of shareholders to vote at the Meeting, there were 210,695,187 shares of common stock of the registrant issued and outstanding. The holders of 192,047,934 shares of common stock were represented either in person or by proxy at the Meeting, which constituted a quorum.
The final results of the votes of the shareholders of the registrant are set forth below:
1. Election of Directors. The following individuals were elected as directors for a term of one year, based upon the following votes:

Director Nominee	For	Against	Abstain	Broker Non-Vote
Corie S. Barry	174,219,448	1,435,568	371,409	16,021,509
Lisa M. Caputo	169,214,311	6,445,797	366,317	16,021,509
Meghan C. Frank	151,714,690	23,937,869	373,866	16,021,509
A. Dylan Jadeja	174,568,714	1,075,796	381,915	16,021,509
David W. Kenny	171,567,526	4,087,708	371,191	16,021,509
David C. Kimbell	171,080,295	4,569,542	376,588	16,021,509
Mario J. Marte	171,924,438	3,721,006	380,981	16,021,509
Karen A. McLoughlin	172,747,823	2,910,656	367,946	16,021,509
Claudia F. Munce	172,419,287	3,239,814	367,324	16,021,509
Richelle P. Parham	174,044,370	1,605,771	376,284	16,021,509
Steven E. Rendle	151,075,008	24,572,718	378,699	16,021,509
Sima D. Sistani	152,266,243	23,379,510	380,672	16,021,509
Melinda D. Whittington	151,096,604	24,552,830	376,991	16,021,509

2. Ratification of Appointment of Independent Registered Public Accounting Firm. The appointment of Deloitte & Touche LLP as the registrant’s independent registered public accounting firm for the fiscal year ending January 30, 2027, was ratified based upon the following votes:

For	Against	Abstain	Broker Non-Vote
178,210,655	13,484,723	352,556	—

3. Advisory Vote on Executive Compensation. The proposal relating to the non-binding advisory vote to approve the executive compensation of the registrant was approved by shareholders based upon the following votes:

For	Against	Abstain	Broker Non-Vote
156,029,981	19,570,647	425,797	16,021,509

4. Vote on a Shareholder Proposal. The shareholder proposal entitled “Report on Risks of Non-Fiduciary Executive Compensation Metrics,” was rejected by shareholders based upon the following votes:

For	Against	Abstain	Broker Non-Vote
2,717,793	172,239,179	1,069,453	16,021,509

5. Vote on a Shareholder Proposal. The shareholder proposal entitled “Sustainability ROI Report,” was not voted upon at the Annual Meeting because neither the proponent, nor a qualified representative of the proponent, appeared at the Annual Meeting to present the proposal.

For additional information regarding the registrant, see the registrant's Annual Report on Form 10-K for the fiscal year ended January 31, 2026, and Proxy Statement dated April 30, 2026. Best Buy's Annual Report to Shareholders and its reports on Forms 10-K, 10-Q and 8-K and other publicly available information should be consulted for other important information about the registrant.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEST BUY CO., INC.
(Registrant)

Date: June 17, 2026	By:	/s/ TODD G. HARTMAN
Todd G. Hartman
Executive Vice President, Chief Legal and Risk Officer and Secretary